                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MARCH 28, 2002
                                        -


                           ART TECHNOLOGY GROUP, INC.
             (Exact Name of Registrant as Specified in Its Charter)

                  Delaware                               000-26679                        04-3141918
(State or Other Jurisdiction of Incorporation)    (Commission File Number)     (IRS Employer Identification No.)


                      25 First Street, Cambridge, MA 02141
               (Address of Principal Executive Offices) (Zip Code)


       Registrant's telephone number, including area code: (617) 386-1000
                                                           --------------


                                 Not Applicable
          (Former name or former address, if changed since last report)

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

On March 28, 2002, the Board of Directors of Art Technology Group, Inc. ("the Company") and its Audit Committee decided to dismiss Arthur Andersen LLP ("Arthur Andersen" or "AA ") as the Company's independent auditors and engaged Ernst & Young LLP ("Ernst & Young") to serve as the Company's independent auditors for the fiscal year 2002, effective April 1, 2002.

Arthur Andersen's reports on the Company's consolidated financial statements for each of the years ended 2001 and 2000 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

During the years ended December 31, 2001 and 2000 and through the date hereof, there were no disagreements with Arthur Andersen on any matter of accounting principle or practice, financial statement disclosure, or auditing scope or procedure which, if not resolved to AA's satisfaction, would have caused them to make reference to the subject matter in conjunction with their report on the Company's consolidated financial statements for such years; and there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company requested Arthur Andersen to furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of that letter dated April 1, 2002 is filed as Exhibit 16 to this Form 8-K.

During the years ended December 31, 2001 and 2000 and through the date hereof, neither the Company, nor anyone acting on its behalf, consulted Ernst & Young with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, or any other matters or reportable events as set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

     (c) Exhibits
         --------

         Exhibit 16    Letter from Arthur Andersen LLP to the Securities              Filed with
                       And Exchange Commission dated April 1, 2002                    this document


                                   SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  April 1, 2002                     ART TECHNOLOGY GROUP, INC.


                                         By: /s/ EDWARD TERINO
                                            ----------------------------------
                                            Edward Terino
                                            Senior Vice President, Finance and
                                            Chief Financial Officer







                                  EXHIBIT INDEX

Exhibit
Number             Description
--------           -----------

 16 Letter from Arthur Andersen LLP to the Securities and Exchange Commission Dated April 1, 2002